Exhibit 10.6(e)
Execution Version
NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

LETTER AMENDMENT AGREEMENT AND
REQUEST FOR EXTENSION
Dated as of December 17, 2021
Bank of America, N.A.
as Administrative Agent and Collateral Agent

Bank of America Corporate Center
NC1-007-17-18
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Jerry Wells

Re:    Amended and Restated Revolving Credit Agreement, dated as of October 24, 2017, among NextEra Energy US Partners Holdings, LLC (“US Holdings” or the “Borrower”), as sole remaining Borrower, NextEra Energy Operating Partners, LP, as Guarantor (“OpCo” and, together with US Holdings as the sole remaining Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent (the “Agent”), and Bank of America, N.A. (Canada Branch), as Canadian Agent (together with the Agent, the “Agents”) (as amended, extended and otherwise modified prior to the date hereof, collectively, the “Credit Agreement”).

Ladies and Gentlemen:

This letter amendment agreement and request for extension (this “Amendment”) confirms that the Loan Parties, Agents and the Lenders have agreed to amend the Credit Agreement as hereinafter specified. Any capitalized terms appearing but not otherwise defined in this Amendment shall have the meanings specified for those terms in the Credit Agreement.

A.    Amendment. The Credit Agreement is hereby amended as follows:

1.    Section 1.01 of the Credit Agreement is hereby amended to (i) delete the definitions of “LIBOR Successor Rate” and “LIBOR Successor Rate Conforming Changes” and (ii) amend or add, as the case may be, the following defined terms, each of which shall read in its entirety as follows:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Amendment Effective Date” means December 17, 2021.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Interest Period” means, with respect to any particular Eurodollar Rate Loan or CDOR Loan, (a) initially, the period (i) commencing on the Borrowing Date for such Eurodollar Rate Loan or CDOR Loan, as the case may be, and (ii) ending one (1), three (3) or six (6) months thereafter (as selected by the applicable Borrower; provided that the six month option shall not be available for CDOR Loans); and (b) thereafter, each period (i) commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Rate Loan or CDOR Loan, as the case may be, and (ii) ending on the last day of one of the periods set forth above (as selected by the applicable Borrower in an Interest Rate Notice); provided that all of the foregoing provisions relating to Interest Periods are subject to the following:
(1)    if any Interest Period would otherwise end on a day that is not a Business Day, then such Interest Period shall instead end on the next succeeding Business Day unless the next succeeding Business Day falls in another calendar month, in which case the Interest Period shall end on the immediately preceding Eurodollar Business Day; or
(2)    if any Interest Period begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the Interest Period), then the Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(3)    as to the Loans of any Lender, no Eurodollar Rate Loan or CDOR Loan shall extend beyond the Loan Maturity Date applicable to such Lender (and, in the event that any Interest Period for a Eurodollar Rate Loan or CDOR Loan would otherwise extend beyond the Loan Maturity Date applicable to such Lender, such Loan must be prepaid on the Loan Maturity Date applicable to such Lender).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
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“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
2.    Article 2 of Credit Agreement is hereby amended to delete Sections 2.05(b) and (f) therefrom and to insert in place thereof, respectively, the following:

(b)    Subject to Section 2.15, in the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loans or CDOR Loans, any Lender (in this context, an “Affected Lender”) determines that (i) adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate or CDOR, as the case may be, that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loans or CDOR Loans or (ii) the Eurodollar Rate or CDOR will not adequately reflect the cost to such Affected Lender of making, funding or maintaining its Eurodollar Rate Loans or CDOR Loans, during any Interest Period, such Affected Lender shall forthwith give Notice of such determination (which shall be conclusive and binding on the applicable Borrower) to the applicable Borrower and the Agent. In the event that the Agent receives such notices from Affected Lenders who collectively comprise the Majority Lenders, the Agent shall forthwith give Notice of such fact to the applicable Borrower and the Lenders, and as a result thereof, (x) any Interest Rate Notice with respect to Eurodollar Rate Loans or CDOR Loans, as the case may be, shall be automatically withdrawn and any Interest Rate Notice shall be deemed a request for a Base Rate Loan or a Canadian Prime Rate Loan, as applicable, to the requested currency, (y) each Eurodollar Rate Loan or CDOR Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan or a Canadian Prime Rate Loan, as applicable, to the requested currency, and (z) the obligations of the Lenders to make Eurodollar Rate Loans or CDOR Loans, as the case may be, shall be suspended until the Majority Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Agent, upon the instruction of the Majority Lenders, shall so notify the applicable Borrower and the Lenders. Each Affected Lender agrees that it shall forthwith give Notice of such fact to the Borrowers and the Agent at such time as the circumstances described in the first sentence of this Section 2.05(b) no longer pertain to it.
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(f)    The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate in the definition of “Eurodollar Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.15, will be similar to, or produce the same value or economic equivalence of, the LIBO Screen Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

3.    Article 2 of Credit Agreement is hereby amended to insert at the end of Article 2 the following new Section 2.15:

    Section 2.15    Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document:
(a)Replacing LIBOR with SOFR. On March 5, 2021, the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of 1-month, 2-month, 3-month and 6-month LIBOR tenor settings. On the earlier of (i) the date that all Available Tenors of LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date in respect of a SOFR Early Opt-in, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. So long as the Benchmark Replacement is Daily Simple SOFR, all interest payments with respect to any Eurodollar Rate Loan will be payable on a monthly or quarterly basis, as from time to time elected by US Holdings in its sole discretion (or, in the absence of such election, on a monthly basis).
(b)Other Benchmarks Replacements.
(i)    Upon the occurrence of (A) a Benchmark Transition Event, or (B) the date set forth in Section 2.15(a)(i) above if the Agent determines that neither of the alternatives under clause (1) of the definition of Benchmark Replacement are available, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders; provided that solely in the event that the then-current Benchmark at the time of such Benchmark Transition Event is not a SOFR-based rate, the Benchmark Replacement therefor shall be determined in accordance with clause (1) of the definition of Benchmark Replacement unless the Agent determines that neither of such alternative rates is available.
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(ii)    On the Early Opt-in Effective Date in respect of an Other Rate Early Opt-in, the Benchmark Replacement will replace LIBOR for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document.
At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrowers may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrowers’ receipt of notice from the Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of the Base Rate based upon the Benchmark will not be used in any determination of the Base Rate.
(c)Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Agent, in its reasonable discretion, will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(d)Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement, except, in each case, as expressly required pursuant to this Section.
(e)Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR), then the Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
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(f)Definitions.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Benchmark” means, initially, LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to this Section 2.15, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means, for any Available Tenor:
(1)     For purposes of Section 2.15(a) above (Replacing LIBOR with SOFR), the first alternative set forth below that can be determined by the Agent:
(a)     the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration, or
(b)    the sum of: (i) Daily Simple SOFR and (ii) 0.11448% (11.448 basis points) for any applicable Loan being paid on a monthly basis, or 0.26161% (26.161 basis points) for any applicable Loan being paid on a quarterly basis;
provided that, if initially LIBOR is replaced with the rate contained in clause (1)(b) of this definition (i.e., Daily Simple SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Agent reasonably determines that Term SOFR has become available and is administratively feasible for the Agent, and the Agent notifies the Borrowers and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (1)(a) of this definition (i.e., Term SOFR plus the applicable spread adjustment), unless the Borrowers object to the use of Term SOFR during such notice period; and
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(2)     For purposes of Section 2.15(b) above (Other Benchmarks Replacements), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Agent and the Borrowers as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent, in its reasonable discretion in consultation with the Borrowers, decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Agent reasonably determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Agent decides, in its reasonable discretion, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents.
“Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (i) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (ii) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.
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“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion.
“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Majority Lenders.
“Early Opt-in Election” means the occurrence of:
(1)a notification by the Agent to (or the request by the Borrowers to the Agent to notify) each of the other parties hereto that U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review) or any other benchmark interest rate to replace LIBOR, and
(2)the joint election by the Agent and the Borrowers to trigger a fallback from LIBOR and the provision by the Agent of written notice of such election to the Lenders.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBOR.
“Other Rate Early Opt-in” means the occurrence of:
(a)     a request by the Borrowers to the Agent to notify each of the other parties hereto that, at the determination of the Borrowers, Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a LIBOR-based rate, a benchmark rate other than a SOFR-based rate, and
(b)    the Agent and the Borrowers have jointly elected to replace LIBOR with a Benchmark Replacement other than a SOFR-based rate pursuant to (1) an Early Opt-in Election and (2) Section 2.15(b) and clause (2) of the definition of “Benchmark Replacement”.
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“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).
“SOFR Early Opt-in” means the Agent and the Borrowers have elected to replace LIBOR pursuant to (a) an Early Opt-in Election and (b) Section 2.15(b) and clause (1) of the definition of “Benchmark Replacement”.
“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

4.    Article 10 of Credit Agreement is hereby amended to insert at the end of Article 10 the following new Section 10.14:

Section 10.14 Erroneous Payment Provisions.
(a)If the Agent (x) notifies a Lender, Issuing Bank, or Secured Party or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (any such Lender, Issuing Bank, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this Section 10.14 and held in trust for the benefit of the Agent, and such Lender, Issuing Bank or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one Business Day thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent
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the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b)Without limiting the immediately preceding clause (a), each Payment Recipient, agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 10.14(b).

For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this Section 10.14(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 10.14(a) or on whether or not an Erroneous Payment has been made.
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(c)Each Lender, Issuing Bank and Secured Party hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the Agent to such Lender, Issuing Bank or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Agent has demanded to be returned under clause (a) of this Section 10.14.

(d)The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, Issuing Bank or Secured Party, to the rights and interests of such Lender, Issuing Bank or Secured Party as the case may be) under the Loan Documents with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party; provided that this Section 10.14 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrowers or any other Loan Party for the purpose of making such Erroneous Payment.

(e)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(f)Each party’s obligations, agreements and waivers under this Section 10.14 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender, Issuing Bank or Secured Party, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

5.    Article 11 of the Credit Agreement is hereby amended to delete Section 11.19 therefrom and to replace it with the following new Section 11.19:
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Section 11.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Documents; or
(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

B.    Request for Extension; Waiver of Pre-Extension Notice and Consent.

(a)    Pursuant to the provisions of Section 2.11(a) of the Credit Agreement, each of the Loan Parties hereby requests that each Lender, effective as of February 8, 2022, extend its respective Commitment Termination Date to February 8, 2027.

(b)    The Loan Parties, Agent and the Lenders hereby acknowledge and agree that, for the purposes of this particular request for extension only, the Consent Date shall be the date hereof, and this Amendment shall constitute Notice provided to Agent in accordance with Section 2.11(a) of the Credit Agreement.

Each Lender so indicating on its signature page to this Amendment agrees to extend the Commitment Termination Date with respect to its Commitment to February 8, 2027 or to such other date specified on its signature page to this Amendment (its “Extension Acceptance”). By execution of its Extension Acceptance, each Extending Lender agrees to waive the requirements of Section 2.11(a) solely to the extent that such Section requires notices to be received and delivered within specified times. This agreement to extend the Commitment Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

(c)    Notwithstanding any provision hereof, of the Credit Agreement or any other Loan Document to the contrary, any Lender that is presently a party to the Credit
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Agreement or, subsequent to the date hereof, becomes a Lender under the Credit Agreement by virtue of an assignment from another Lender, may, by written notice to Agent elect to extend the Commitment Termination Date with respect to its Commitment to a February 8th later than such current Commitment Termination Date, but not later than February 8, 2027. In such event, Agent shall be authorized and directed to make the necessary updates to the Register.

C.    Effect on Original Terms. Each of the Loan Parties, the Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment, all terms of the Credit Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

D.    Amendment Effective Date. This Amendment shall become effective as of the date hereof (provided that (i) each of the Loan Parties, the Agent and the Majority Lenders have executed and delivered this Amendment on or prior to that date and (ii) each of the conditions precedent set forth on Exhibit A hereto shall have been met or performed in the reasonable opinion of Agent and provided, further, that the amendments set forth in Sections A.2. and A.3 above shall be effective at such time as consented to by each Lender). On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed to constitute a Loan Document.

E.    Extension Effective Date. Section B of this Amendment shall become effective as of February 8, 2022 (provided that (i) on or prior to such date, (A) Borrower and Agent have executed this Amendment, and (B) Lenders having Commitments equal to more than 50% of the Commitments outstanding immediately prior to such date have executed and delivered their respective Extension Acceptances and (ii) Borrower shall have delivered the certificate described in Section 2.11(b) of the Credit Agreement on such date).

F.    Execution and Delivery. This Amendment may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by emailed pdf file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.

G.    Headings. The division into sections and other subdivisions of this Amendment and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Amendment. Words in the singular include the plural and vice versa and words in one gender include all genders.
13

H.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures appear on following pages]

14

By signing this Amendment where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Amendment to the Credit Agreement as set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY OPERATING     PARTNERS GP, LLC, its General Partner

By:    PAUL I. CUTLER
    Name: Paul I. Cutler
    Title: Treasurer

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:    PAUL I. CUTLER
    Name: Paul I. Cutler
    Title: Treasurer

BANK OF AMERICA, N.A., as the Agent

By:    RONALDO NAVAL
    Name: Ronaldo Naval
    Title: Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as the Canadian Agent

By:    MEDINA SALES DE ANDRADE
    Name: Medina Sales de Andrade
    Title: Vice President

Consent to the forgoing Amendment:

BANK OF AMERICA, N.A.

By: HOLLI BALZER
    Name: Holli Balzer
    Title: Vice President

Consent to extend its     Commitment Termination Date:

BANK OF AMERICA, N.A.

By: HOLLI BALZER
    Name: Holli Balzer
    Title: Vice President

Consent to the forgoing Amendment:

Bank of Montreal, Chicago Branch
Type or Print Name of Lender

By: DARREN THOMAS
    Name: Darren Thomas
    Title: Director

Consent to extend its     Commitment Termination Date:

Bank of Montreal, Chicago Branch
Type or Print Name of Lender

By: DARREN THOMAS
    Name: Darren Thomas
    Title: Director

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

BARCLAYS BANK PLC

By: CRAIG MALLOY
    Name: Craig Malloy
    Title: Director

Consent to extend its     Commitment Termination Date:

BARCLAYS BANK PLC

By: CRAIG MALLOY
    Name: Craig Malloy
    Title: Director

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

BNP PARIBAS

By: FRANCES DELANEY
    Name: Frances Delaney
    Title: Managing Director

By: VICTOR PADILLA
    Name: Victor Padilla
    Title: Vice President

Consent to extend its     Commitment Termination Date:

BNP PARIBAS

By: FRANCES DELANEY
    Name: Frances Delaney
    Title: Managing Director

By: VICTOR PADILLA
    Name: Victor Padilla
    Title: Vice President

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

CITIBANK, N.A.
Type or Print Name of Lender

By: RICHARD RIVERA
    Name: Richard Rivera
    Title: Vice President

Consent to extend its     Commitment Termination Date:

CITIBANK, N.A.
Type or Print Name of Lender

By: RICHARD RIVERA
    Name: Richard Rivera
    Title: Vice President

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

Commerzbank AG, New York Branch

By: JAMES BOYLE
    Name: Jim Boyle
    Title: Director

By: ROBERT SULLIVAN
    Name: Robert Sullivan
    Title: Vice President

Consent to extend its     Commitment Termination Date:

Commerzbank AG, New York Branch

By: JAMES BOYLE
    Name: Jim Boyle
    Title: Director

By: ROBERT SULLIVAN
    Name: Robert Sullivan
    Title: Vice President

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: DARRELL STANLEY
    Name: Darrekk Stanley
    Title: Managing Director

By: MICHAEL WILLIS
    Name: Michael Willis
    Title: Managing Director

Consent to extend its     Commitment Termination Date:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: DARRELL STANLEY
    Name: Darrell Stanley
    Title: Managing Director

By: MICHAEL WILLIS
    Name: Michael Willis
    Title: Managing Director

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

CREDIT SUISSE AG, NEW YORK BRANCH,

By: DOREEN BARR
    Name: Doreen Barr
    Title: Authorized Signatory

By: KOMAL SHAH
    Name: Komal Shah
    Title: Authorized Signatory

Consent to extend its     Commitment Termination Date:

CREDIT SUISSE AG, NEW YORK BRANCH,

By: DOREEN BARR
    Name: Doreen Barr
    Title: Authorized Signatory

By: KOMAL SHAH
    Name: Komal Shah
    Title: Authorized Signatory

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

Deutsche Ban AG New York Branch

By: MING K. CHU
    Name: Ming K. Chu
    Title: Director

By: ANNIE CHUNG
    Name: Annie Chung
    Title: Director

Consent to extend its     Commitment Termination Date:

____________________________
Type or Print Name of Lender

By:
    Name:
    Title:

By:
    Name:
    Title:

[Signature Page to NEP Amendment and Extension]

Confidential

Consent to the forgoing Amendment:

Fifth Third Bank, National Association

By: JONATHAN LEE
    Name: Jonathan Lee
    Title: Managing Director

Consent to extend its     Commitment Termination Date:

Fifth Third Bank, National Association

By: JONATHAN LEE
    Name: Jonathan Lee
    Title: Managing Director

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA

By: WILLIAM E. BRIGGS IV
    Name: William E. Briggs IV
    Title: Authorized Signatory

Consent to extend its     Commitment Termination Date:

GOLDMAN SACHS BANK USA

By: WILLIAM E. BRIGGS IV
    Name: William E. Briggs IV
    Title: Authorized Signatory

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.
Type or Print Name of Lender

By: ARINA MAVILIAN
    Name: Arina Mavilian
    Title: Executive Director

Consent to extend its     Commitment Termination Date:

JPMORGAN CHASE BANK, N.A.
Type or Print Name of Lender

By: ARINA MAVILIAN
    Name: Arina Mavilian
    Title: Executive Director

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

KEYBANK NATIONAL ASSOCIATION

By: SUKANYA V. RAJ
    Name: Sukanya V. Raj
    Title: Senior Vice President

By:
    Name:
    Title:

Consent to extend its     Commitment Termination Date:

KEYBANK NATIONAL ASSOCIATION

By: SUKANYA V. RAJ
    Name: Sukanya V. Raj
    Title: Senior Vice President

By:
    Name:
    Title:

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

MIZUHO BANK, LTD.
Type or Print Name of Lender

By: EDWARD SACKS
    Name: Edward Sacks
    Title: Executive Director

By:
    Name:
    Title:

Consent to extend its     Commitment Termination Date:

MIZUHO BANK, LTD.
Type or Print Name of Lender

By: EDWARD SACKS
    Name: Edward Sacks
    Title: Executive Director

By:
    Name:
    Title:

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

Morgan Stanley Bank, N.A.
Type or Print Name of Lender

By: MICHAEL KING
    Name: Michael King
    Title: Authorized Signatory

By:
    Name:
    Title:

Consent to extend its     Commitment Termination Date:

Morgan Stanley Bank, N.A.
Type or Print Name of Lender

By: MICHAEL KING
    Name: Michael King
    Title: Authorized Signatory

By:
    Name:
    Title:

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

MUFG Bank, Ltd.
Type or Print Name of Lender

By: VIET-LINH FUJITAKI
    Name: Viet-Linh Fujitaki
    Title: Director

By:
    Name:
    Title:

Consent to extend its     Commitment Termination Date:

MUFG Bank, Ltd.
Type or Print Name of Lender

By: VIET-LINH FUJITAKI
    Name: Viet-Linh Fujitaki
    Title: Director

By:
    Name:
    Title:

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

Regions Bank

By: MICHAEL KENTFIELD
    Name: Michael Kentfield
    Title: Vice President

Consent to extend its     Commitment Termination Date:

Regions Bank

By: MICHAEL KENTFIELD
    Name: Michael Kentfield
    Title: Vice President

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA

By: FRANK LAMBRINOS
    Name: Frank Lambrinos
    Title: Authorized Signatory

Consent to extend its     Commitment Termination Date:

ROYAL BANK OF CANADA

By: FRANK LAMBRINOS
    Name: Frank Lambrinos
    Title: Authorized Signatory

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

Sumitomo Mitsui Banking Corporation
Type or Print Name of Lender

By: ROSA PRITSCH
    Name: Rosa Pritsch
    Title: Director

Consent to extend its     Commitment Termination Date:

Sumitomo Mitsui Banking Corporation
Type or Print Name of Lender

By: ROSA PRITSCH
    Name: Rosa Pritsch
    Title: Director

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

TRUST BANK,

By: ANDREW JOHNSON
    Name: Andrew Johnson
    Title: Managing Director

Consent to extend its     Commitment Termination Date:

TRUST BANK,

By: ANDREW JOHNSON
    Name: Andrew Johnson
    Title: Managing Director

Consent to the forgoing Amendment:

The Bank of Nova Scotia

By: DAVID DEWAR
    Name: David Dewar
    Title: Director

Consent to extend its     Commitment Termination Date:

The Bank of Nova Scotia

By: DAVID DEWAR
    Name: David Dewar
    Title: Director

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

Wells Fargo Bank, N.A.
Type pr Print Name of Lender

By: SHANNON CUNNINGHAM
    Name: Shannon Cunningham
    Title: Director

Consent to extend its     Commitment Termination Date:

Wells Fargo Bank, N.A.
Type pr Print Name of Lender

By: SHANNON CUNNINGHAM
    Name: Shannon Cunningham
    Title: Director

[Signature Page to NEP Amendment and Extension]

Confidential

Consent to the forgoing Amendment:

BANCO SANTANDER, S.A., NEW YORK BRANCH

By: PABLO URGOITI
    Name: Pablo Urgotti
    Title: Managing Director

By: ANDRES BARBOSA
    Name: Andres Barbosa
    Title: Managing Director

Consent to extend its     Commitment Termination Date:

BANCO SANTANDER, S.A., NEW YORK BRANCH

By: PABLO URGOITI
    Name: Pablo Urgotti
    Title: Managing Director

By: ANDRES BARBOSA
    Name: Andres Barbosa
    Title: Managing Director

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH

By: ANJU ABRAHAM
    Name: Anju Abraham
    Title: Executive Director (Authorized Signatory)

Consent to extend its     Commitment Termination Date:

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH

By: ANJU ABRAHAM
    Name: Anju Abraham
    Title: Executive Director (Authorized Signatory)

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

DNB Capital LLC
Type or Print Name of Lender

By: ANDREA L. OZBOLT
    Name: Andrea L. Ozbolt
    Title: SVP

By: MANIESH KHATRI
    Name: Maniesh Khatri
    Title: SVP

Consent to extend its     Commitment Termination Date:

DNB Capital LLC
Type or Print Name of Lender

By: ANDREA L. OZBOLT
    Name: Andrea L. Ozbolt
    Title: SVP

By: MANIESH KHATRI
    Name: Maniesh Khatri
    Title: SVP

[Signature Page to NEP Amendment and Extension]

Consent to the forgoing Amendment:

The Toronto-Dominion Bank, New York Branch
Type or Print Name of Lender

By: BRIAN MACFARLANE
    Name: Brian Macfarlane
    Title: Authorized Signatory

Consent to extend its     Commitment Termination Date:

The Toronto-Dominion Bank, New York Branch
Type or Print Name of Lender

By: BRIAN MACFARLANE
    Name: Brian Macfarlane
    Title: Authorized Signatory

[Signature Page to NEP Amendment and Extension]

EXHIBIT A

CONDITIONS PRECEDENT

1.    Execution of the Amendment. The Amendment shall have been duly executed and delivered by the respective Parties.
2.    Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Loan Parties of this Amendment, shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders and the Issuing Banks shall have been provided by each of the Loan Parties to the Agents.
3.    Incumbency Certificates. Each of the Loan Parties shall have provided their respective incumbency certificates to the Agents, such certificates being dated as of the Amendment Effective Date, signed by their respective duly authorized officers, and giving the name and bearing a specimen signature of each individual who shall be authorized: (1) to sign (A) in the name and on behalf of the Borrower each of the Loan Documents to which it is a party, and (B) in the name and on behalf of the Guarantor each of the Loan Documents to which it is a party, (2) in the case of the Borrower, to make requests for Borrowings and Interest Rate Notices, and (3) to give notices and to take other action on its behalf under the Loan Documents (and under the Guaranty with respect to the Guarantor).
4.    Borrower’s Certificate. The Agent shall have received the Borrower’s executed certificate (dated as of the Amendment Effective Date) substantially in the form of Exhibit B.
5.    Opinion of Counsel. The Agent shall have received a favorable opinion addressed to the Lenders, the Issuing Banks and the Agent, dated as of the Amendment Effective Date, substantially in the form of Exhibit C, from Squire Patton Boggs (US) LLP, counsel to the Loan Parties and the Parent (and the Borrower hereby instructs such counsel to deliver such opinions to the Agent for the Lenders, the Issuing Banks and the Agents).

EXHIBIT B TO AMENDMENT
Form of Borrower’s Certificate
*    *    *
CERTIFICATE OF
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
This Certificate is given pursuant to that certain Letter Amendment Agreement and Request for Extension, dated as of December 17, 2021 (the “Amendment”), which amends that certain Amended and Restated Revolving Credit Agreement, dated as of October 24, 2017, originally between NextEra Energy Canada Partners Holdings ULC (“Canadian Holdings”) and NextEra Energy US Partners Holdings, LLC (“US Holdings” and, as the sole remaining Borrower, the “Borrower”), NextEra Energy Operating Partners, LP (“OpCo” and, together with the Borrower, the “Loan Parties”), the Lenders that are parties thereto, Bank of America, N.A, as Administrative Agent and Collateral Agent (the “Agent”) and the other parties thereto (as amended to date, the “Credit Agreement”). This Certificate is delivered in satisfaction of the conditions precedent set forth in Paragraph #4 in Exhibit A to the Amendment.
1.    The Borrower hereby provides notice to the Agent that December 17, 2021, is hereby deemed to be the Amendment Effective Date.
2.    The Borrower hereby certifies to the Agent that as of the Amendment Effective Date, except in respect of the matters described in Schedule 5.04 of the Credit Agreement, there has been no material adverse change in the business or financial condition of the Loan Parties from that set forth in the unaudited financial statements for the year ended December 31, 2020. This representation and warranty is made only as of the Amendment Effective Date and shall not be deemed made or remade as of any subsequent date notwithstanding anything contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement.
3.    The Borrower hereby further certifies that as of the Amendment Effective Date the representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct in all material respects (except to the extent that such representations and warranties expressly relate to an earlier date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Effect” or similar qualifier shall be true and correct in all respects) and there exists no Default.
    For the purposes hereof, (A) all references in the representations and warranties contained in Section 5.03 and Section 5.04 to annual reports, consolidated balance sheets, consolidated income statements and financial statements shall be deemed to refer to the corresponding versions of those documents delivered to the Agent and the Lenders pursuant to Section 6.04 prior to the Amendment Effective Date, and (B) all references in Section 5.04, Schedule 5.04, Section 5.06, Schedule 5.06, Section 5.08 and Section 5.11 of the Agreement to “Agreement Effective Date” shall instead be deemed to read “Amendment Effective Date”.

Each initially capitalized term which is used and not otherwise defined in this Certificate shall have has the meaning specified for such term in the Agreement.
[Signatures on Next Page]

IN WITNESS WHEREOF, the undersigned has duly executed this Borrower’s Certificate as of the date first set forth above.

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC

By:
Title:

EXHIBIT C TO AMENDMENT
[Form of Opinion of Counsel]

Squire Patton Boggs (US) LLP 200 South Biscayne Boulevard, Suite 4700 Miami, Florida 33131 O +1 305 577 7000 F +1 305 577 7001 squirepattonboggs.com

December 17, 2021

Bank of America, N.A.,
as Agent

The Lenders identified in
Annex A attached hereto

Re:    NextEra Energy US Partners Holdings, LLC US$1,250,000,000 Revolving Credit and Letter of Credit Facility

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Paragraph 5 of Exhibit A to that certain Letter Amendment Agreement and Request for Extension, dated as of December 17, 2021 (the “Amendment”), by and among NextEra Energy US Partners Holdings, LLC, a Delaware limited liability company (“US Holdings”), NextEra Energy Operating Partners, LP, a Delaware limited partnership, as Guarantor (“OpCo” and, together with US Holdings as the sole remaining Borrower, the “Loan Parties”), the several Lenders named in Annex A hereto (“Lenders”) and Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders (the “Agent”) and the other parties party thereto, amending that certain Amended and Restated Revolving Credit Agreement, dated as of October 24, 2017, by and among NextEra Energy Canada Partners Holdings ULC, an Ontario unlimited liability company (“Canada Holdings”), the Loan Parties, the Lenders, the Agents and the other parties thereto (as amended, extended and otherwise modified prior to the date hereof, the “Agreement”). This opinion is furnished to you at the request of the Loan Parties. Capitalized terms defined in the Agreement and not otherwise defined herein have the meanings set forth in the Agreement.

We have acted as special counsel to the Loan Parties and NextEra Energy Partners, LP, a Delaware limited partnership (“NEE Partners”) in connection with the documents described in Annex I attached hereto and made a part hereof (the “Operative Documents”). NEE Partners, OpCo and US Holdings are collectively referred to herein as the “Delaware Entities”.

We have made such examinations of the federal law of the United States, the laws of the State of New York, the Delaware Revised Uniform Limited Partnership Act (the “Delaware Limited Partnership Act”), the Delaware Limited Liability Company Act (the “Delaware Limited Liability Company Act” and, together with the Delaware Limited Partnership Act and the Delaware UCC (as hereinafter defined), the “Delaware Laws”) as we have deemed relevant for purposes of this opinion, and solely for the purposes of the opinion in paragraph 8, the Public Utility Holding Company Act of 2005, the Federal Power Act and the rules and regulations adopted by the Federal Energy Regulatory Commission under the foregoing (the “Applicable Energy Laws”), and have not made any independent review of the law of any other state or other jurisdiction; provided however, we have made no investigation as to, and we express no opinion with respect to, any securities or blue sky laws, any tax laws, or any matters relating to the Applicable Energy Laws (except for the purposes of the opinion in paragraph 8), the Public Utility Regulatory Policies Act of 1978, the Energy Policy Act of 2005, or the rules and regulations under any of the foregoing. Additionally, the opinions contained herein shall not be construed as expressing any opinion regarding local statutes, ordinances, administrative decisions, or regarding the rules and regulations of counties, towns, municipalities or special political subdivisions (whether created or enabled through legislative action at the state or regional level), or regarding judicial decisions to the extent they deal with any of the foregoing (collectively, “Excluded Laws”). Subject to the foregoing provisions of this paragraph, the opinions expressed herein are limited solely to the federal law of the United States, the law of the State of New York and the Delaware Laws, other than the Excluded Laws, insofar as they bear on the matters covered hereby.

We have reviewed only the Operative Documents and the other documents and instruments described in Annex II attached hereto and made a part hereof (together with the Operative Documents, the “Documents”) and have made no other investigation or inquiry. We have also relied, without additional investigation, upon the facts set forth in the representations made by the Loan Parties and NEE Partners in the Documents.

As used in this opinion letter: (i) the term “UCC” means the Uniform Commercial Code as in effect on the date hereof in the States of Delaware and New York, as applicable, and the terms “Delaware UCC” and “New York UCC” mean the Uniform Commercial Code as in effect on the date hereof in the States of Delaware and New York, respectively; (ii) the term “Pledged Deposit Accounts” means the “Account” as defined in each of the Deposit Account Control Agreements; and (iii) the term “LLC Interests” means the “LLC Interests” as defined in each of the Control Agreements.

In our examination of the foregoing and in rendering the following opinions, in addition to the assumptions contained elsewhere in this letter, we have, with your consent, assumed without investigation (and we express no opinion regarding the following):

(a)    the genuineness of all signatures and the legal capacity of all individuals who executed Documents individually or on behalf of any of the parties thereto, the accuracy and completeness of each Document submitted for our review, the authenticity of all Documents submitted to us as originals, the conformity to original Documents of all Documents submitted to us as certified or photocopies and the authenticity of the originals of such copies;

(b)    that each of the parties to the Operative Documents (other than the Delaware Entities) is a duly organized or created, validly existing entity in good standing under the laws of the jurisdiction of its organization or creation;

(c)    the due authorization, execution and delivery of the Operative Documents by all parties thereto (other than the Delaware Entities);

(d)    that all parties to the Operative Documents (other than the Delaware Entities) have the power and authority to execute and deliver the Operative Documents, as applicable, and to perform their respective obligations under the Operative Documents, as applicable;

(e)    that each of the Operative Documents is the legal, valid and binding obligation of each party thereto (other than the Delaware Entities), enforceable in each case against each such party in accordance with the respective terms of the applicable Operative Documents;

(f)    that the conduct of the parties to the Operative Documents has complied with all applicable requirements of good faith, fair dealing and conscionability;

(g)    that there are no agreements or understandings between the parties, written or oral, and there is no usage of trade or course of prior dealing between the parties that would, in either case, define, supplement or qualify the terms of any of the Operative Documents (except as specifically set forth in the Operative Documents); and

(h)    that none of the addressees of this letter know that the opinions set forth herein are incorrect and there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence relating to the matters which are the subject of our opinions.

For purposes of the opinion expressed in paragraph (9) below, we have further assumed that (i) each of the Pledged Deposit Accounts is a deposit account (as defined in §9-102(a)(29) of the UCC); and (ii) apart from the Deposit Account Control Agreements, the “Bank” as defined in each respective Deposit Account Control Agreement (herein, the “Depository Bank”) is not a party to any agreement affecting its obligation to comply with instructions originated by the Collateral Agent.

Based solely upon our examination and consideration of the Documents, and in reliance thereon, and in reliance upon the factual representations contained in the Documents, and our consideration of such matters of law and fact as we have considered necessary or appropriate for the expression of the opinions contained herein, and subject to the limitations, qualifications and assumptions expressed herein, we are of the opinion that:

1.    US Holdings is validly existing as a limited liability company under the laws of the State of Delaware, its status is active, and it has the requisite corporate power and authority to execute, deliver and perform the Operative Documents to which it is a party.

2.    OpCo is validly existing as a limited partnership under the laws of the State of Delaware, its status is active, and it has the requisite partnership power and authority to execute, deliver and perform the Operative Documents to which it is a party.

3.    NEE Partners is validly existing as a limited partnership under the laws of the State of Delaware, its status is active, and it has the requisite partnership power and authority to execute, deliver and perform the Operative Documents to which it is a party.

4.    The execution, delivery and performance of the Operative Documents entered into by each of the Delaware Entities have been duly authorized by all necessary action of the Delaware Entities and the Operative Documents to which the Delaware Entities are parties have been duly executed and delivered by the Delaware Entities.

5.    Each of the Operative Documents to which a Delaware Entity is a party constitutes a valid and binding obligation of such Delaware Entity, enforceable against such Delaware Entity in accordance with its terms.

6.    The execution and delivery of the Operative Documents to which each of the Delaware Entities is a party and the consummation by the Delaware Entities of the transactions contemplated in the Operative Documents to which each of the Delaware Entities is a party will not (A) conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the limited liability company agreement or limited partnership agreement of the respective Delaware Entity, or (ii) any existing federal, New York or Delaware statute, or any rule or regulation thereunder, except where the same would not have a material adverse effect on the business, properties or financial condition of the Delaware Entities, a material adverse effect on the ability of the Delaware Entities to perform their respective obligations under the Operative Documents to which they are a party, or a material adverse effect on the validity or enforceability of any of the respective Operative Documents to which they are a party, or (B) require any consent, approval, authorization or other order of any federal, New York or Delaware court, regulatory body, administrative agency or other federal, New York or Delaware governmental body having jurisdiction over the Delaware Entities, except those which have been obtained on or prior to the date hereof.

7.    None of the Delaware Entities is an “investment company”, as such term is defined in the Investment Company Act of 1940.

8.    The execution and delivery of the Operative Documents to which any Loan Party is a party and the consummation by the Loan Parties of the transactions contemplated in the Operative Documents to which each such Loan Party is a party will not (A) constitute a breach or violation by such Loan Party of any Applicable Energy Law, (B) require any consent, approval, authorization or other order of any U.S. federal Governmental Agency under any Applicable Energy Law.

9.    The execution and delivery of the Amendment does not adversely affect the validity of the security interest granted by US Holdings or OpCo in their respective right, title or interest in and to the Pledged Deposit Accounts or the LLC Interests.

The opinions set forth above are subject to the following qualifications:

A.    The enforceability of the Operative Documents may be limited or affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other laws affecting creditors' rights generally, considerations of public policy and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law. Without limiting the generality of the foregoing, we express no opinion concerning:

(i)    any purported waiver of legal rights of any Loan Party or NEE Partners under any of the Operative Documents, or any purported consent thereunder, relating to the rights of the Loan Parties or NEE Partners (including, without limitation, marshaling of assets, reinstatement and rights of redemption, if any), or duties owing to any of them, existing as a matter of law (including, without limitation, any waiver of any provision of the Uniform Commercial Code in effect in the State of New York and/

or the State of Delaware) except to the extent that a Loan Party or NEE Partners, as the case may be, may so waive and has effectively so waived (whether in any of the Operative Documents or otherwise); or

(ii)    any provisions in any of the Operative Documents (a) restricting access to legal or equitable redress or otherwise, requiring submission to the jurisdiction of the courts of a particular state where enforcement thereof is deemed to be unreasonable in light of the circumstances or waiving any rights to object to venue or inconvenient forum, (b) providing that any other party's course of dealing, delay or failure to exercise any right, remedy or option under any of the Operative Documents shall not operate as a waiver, (c) purporting to establish evidentiary standards for suits or proceedings to enforce any of the Operative Documents, (d) allowing any party to declare indebtedness to be due and payable, in any such case without notice, (e) providing for the reimbursement by the non-prevailing party of the prevailing party's legal fees and expenses; (f) with respect to the enforceability of the indemnification provisions in any of the Operative Documents which may be limited by applicable laws or public policy, (g) providing that forum selection clauses are binding on the court or courts in the forum selected, (h) limiting judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs, (i) which deny a party who has materially failed to render or offer performance required by any of the Operative Documents the opportunity to cure that failure unless permitting a cure would unreasonably hinder the non-defaulting party from making substitute arrangements for performance or unless it was important in the circumstances to the non-defaulting party that performance occur by the date stated in the agreement, (j) releasing, exculpating or exempting a party for, liability for its own actions or inactions, to the extent the action or inaction involves negligence, gross negligence, recklessness, willful misconduct or unlawful conduct, (k) that purport to grant rights of setoff to parties that are not in privity of contract with the party against whom such setoff is sought or with whom such parties do not share an identity of obligations, or (l) which purport to waive any right to trial by jury.

B.    The foregoing opinions are subject to applicable laws with respect to statutory limitations of the time periods for bringing actions.

C.    We express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any claim relating to any Operative Documents where jurisdiction based on diversity of citizenship under 28 U.S.C. §1332 does not exist.

D.    We express no opinion as to the enforceability of any provision granting any party a power of attorney to act on behalf of another party or any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (all of the foregoing, collectively, a “Waiver”) by any Loan Party to the extent limited by applicable law (including judicial decisions), or to the extent that such a Waiver applies to a right, claim, duty or defense or a ground for, or a circumstance that would operate as, a discharge or release otherwise existing or occurring as a matter of law (including judicial decisions).

E.    In rendering the opinions expressed in this letter, we have made no examination and express no opinion with respect to (i) except to the limited extent set forth in paragraph (9), the nature or extent of any Person's respective rights in, or title to, the “Collateral” (as defined in the Security Agreement), or (ii) except to the limited extent set forth in paragraph (9), existence or nonexistence of liens, security interests, charges or encumbrances thereon or therein actually of record or otherwise, or (iii) the priority of any liens on any part of the Collateral or, except to the limited extent set forth in paragraph (9), the creation or perfection of any liens on any part of the Collateral.

This opinion is limited to the matters stated herein and no opinions may be implied or inferred beyond the matters expressly stated herein. We have assumed no obligation to advise you or any other Person who may be permitted to rely on the opinions expressed herein as hereinafter set forth beyond the opinions specifically expressed herein.

The opinions expressed herein are as of this date, and we assume no obligation to update or supplement our opinions to reflect any facts or circumstances which may come to our attention or any changes in law which may occur.

This opinion is provided to the addressees for their benefit and the benefit of any Person that becomes a Lender in accordance with the provisions of the Agreement, and is provided only in connection with the transaction contemplated pursuant to the Agreement and may not be relied upon in any respect by any other Person or for any other purpose. Without our prior written consent, this opinion letter may not be quoted in whole or in part or otherwise referred to in any document or report and may not be furnished to any Person (other than a Person that becomes a Lender in accordance with the provisions of the Agreement). We consent to disclosure of this opinion letter to any regulator or auditor of any Lender having proper jurisdiction in connection with any routine audit or examination of lenders generally.

Very truly yours,

SQUIRE PATTON BOGGS (US) LLP

ANNEX A
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    OPINION OF SQUIRE PATTON BOGGS (US) LLP

Bank of America N.A.
Bank of Montreal, Chicago Branch
Barclays Bank PLC
BNP Paribas
Citibank, N.A.
Commerzbank AG, New York Branch
Credit Agricole Corporate and Investment Bank
Credit Suisse AG, New York Branch
Deutsche Bank AG, New York Branch
Fifth Third Bank
Goldman Sachs Bank USA
JPMorgan Chase Bank, N.A.
KeyBank National Association
Mizuho Bank, Ltd.
Morgan Stanley Bank, N.A.
MUFG Union Bank, N.A.
Regions Bank
Royal Bank of Canada
Sumitomo Mitsui Banking Corporation
Truist Bank
The Bank of Nova Scotia
Wells Fargo Bank, National Association
Banco Santander, S.A., New York Branch
Canadian Imperial Bank of Commerce, New York Branch
DNB Capital, LLC
The Toronto-Dominion Bank, New York Branch

ANNEX I
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    OPINION OF SQUIRE PATTON BOGGS (US) LLP

    List of Operative Documents

(1)    Agreement:

    (a)    Amended and Restated Revolving Credit Agreement, dated as of October 24, 2017 (as amended, extended and otherwise modified prior to the date hereof, the “Agreement”), by and among the Loan Parties, NextEra Energy Canada Partners, ULC (“Canada Holdings”), the Lenders that are parties thereto and Bank of America, N.A., as Agent for the Lenders;

    (b)    notice, dated as of June 4, 2018, notifying the Agent of the release of NextEra Energy Canada Partners Holdings, ULC from its obligations under the Agreement;

    (c)    Letter Amendment Agreement and Request for Extension, dated as of May 13, 2019;

    (d)    Request for Extension, dated as of February 8, 2020;

(e)    Request for Extension, dated as of February 8, 2021;

(f)     Letter Amendment Agreement and Request for Extension, dated as of December 17, 2021;

(2)    Amended and Restated Security Agreement, dated as of October 24, 2017 (the “Security Agreement”), by and among US Holdings and OpCo, each as grantor, and the Collateral Agent.

(3)    The following Control Agreements (each, a “Control Agreement” and, collectively, the “Control Agreements”):

    (i)     Control Agreement, dated as of July 1, 2014, by and among US Holdings, OpCo and the Collateral Agent;

    (ii)     Control Agreement, dated as of July 1, 2014, by and among Canyon Wind Holdings, LLC, US Holdings and the Collateral Agent;

    (iii)     Control Agreement, dated as of July 1, 2014, by and among Elk City Wind Holdings, LLC, US Holdings and the Collateral Agent;

    (iv)     Control Agreement, dated as of July 1, 2014, by and among Mountain Wind Holdings, LLC, US Holdings and the Collateral Agent;

    (v)     Control Agreement, dated as of July 1, 2014, by and among Genesis Solar Funding Holdings, LLC, US Holdings and the Collateral Agent;

(4)    The following Deposit Account Control Agreements (each, a “Deposit Account Control Agreement” and, collectively, the “Deposit Account Control Agreements”):

    (i)     Deposit Account Control Agreement, dated as of July 1, 2014, by and among US Holdings, the Collateral Agent and Bank of America, N.A., as the depositary bank;

    (ii)     Deposit Account Control Agreement, dated as of July 1, 2014, by and among OpCo, the Collateral Agent and Bank of America, N.A., as the depositary bank.

ANNEX II
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    OPINION OF SQUIRE PATTON BOGGS (US) LLP

    List of Supporting Documents

(1)    Constituent Documents - NextEra Energy US Partners Holdings, LLC (“US Holdings”)

(a)    Certificate of the Secretary of US Holdings, dated as of July 1, 2014, with respect to (i) the limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(b)    Certificate of the Secretary of US Holdings, dated as of July 1, 2014, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(c)    Certificate of the Secretary of US Holdings, dated as of October 24, 2017, with respect to (i) the limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(d)    Certificate of the Secretary of US Holdings, dated as of October 24, 2017, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(e)    Certificate of the Secretary of US Holdings, dated as of May 3, 2019, with respect to (i) the limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(f)    Certificate of the Secretary of US Holdings, dated as of May 3, 2019, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(g)    Certificate of the Secretary of US Holdings, dated as of February 8, 2020, with respect to (i) the limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(h)    Certificate of the Secretary of US Holdings, dated as of February 8, 2020, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(i)    Certificate of the Secretary of US Holdings, dated as of February 8, 2021, with respect to (i) the limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(j)    Certificate of the Secretary of US Holdings, dated as of February 8, 2021, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(k)    Certificate of the Secretary of US Holdings, dated as of the date hereof, with respect to (i) the limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(l)    Certificate of the Secretary of US Holdings, dated as of the date hereof, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(2)    Constituent Documents – NextEra Energy Operating Partners, LP (“OpCo”)

(a)    Certificate of the Secretary of NextEra Energy Operating Partners GP, LLC (the “OpCo General Partner”), the General Partner of OpCo, dated July 1, 2014, with respect to (i) the Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(b)    Certificate of the Secretary of the OpCo General Partner, dated July 1, 2014, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(c)    Certificate of the OpCo General Partner, dated October 24, 2017, with respect to (i) the Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(d)    Certificate of the Secretary of the OpCo General Partner, dated October 24, 2017, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(e)    Certificate of the Secretary of the OpCo General Partner, dated as of May 3, 2019, with respect to (i) the Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(f)    Certificate of the Secretary of the OpCo General Partner, dated as of May 3, 2019, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(g)    Certificate of the Secretary of the OpCo General Partner, dated as of February 8, 2020, with respect to (i) the Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(h)    Certificate of the Secretary of the OpCo General Partner, dated as of February 8, 2020, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(i)    Certificate of the Secretary of the OpCo General Partner, dated as of February 8, 2021, with respect to (i) the Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(j)    Certificate of the Secretary of the OpCo General Partner, dated as of February 8, 2021, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(k)    Certificate of the Secretary of the OpCo General Partner, dated as of the date hereof, with respect to (i) the Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(l)    Certificate of the Secretary of the OpCo General Partner, dated as of the date hereof, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(3)    Constituent Documents – NextEra Energy Partners, LP (“NEE Partners”)

(a)    Certificate of the Secretary of NextEra Energy Partners GP, Inc. (the “NEE Partners General Partner”), the General Partner of NEE Partners, dated as of July 1, 2014, with respect to (i) the Partnership Agreement of NEE Partners, (ii) the certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(b)    Certificate of the Secretary of the NEE Partners General Partner, dated as of July 1, 2014, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.

(c)    Certificate of the Secretary of the NEE Partners General Partner, the General Partner of NEE Partners, dated as of October 24, 2017, with respect to (i) the Partnership Agreement of NEE Partners, (ii) the certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(d)    Certificate of the Secretary of the NEE Partners General Partner, dated as of October 24, 2017, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.

(e)    Certificate of the Secretary of the NEE Partners General Partner, the General Partner of NEE Partners, dated as of May 3, 2019, with respect to (i) the Partnership Agreement of NEE Partners, (ii) the certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(f)    Certificate of the Secretary of the NEE Partners General Partner, dated as of May 3, 2019, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.

(g)    Certificate of the Secretary of the NEE Partners General Partner, the General Partner of NEE Partners, dated as of February 8, 2020, with respect to (i) the Partnership Agreement of NEE Partners, (ii) the certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(h)    Certificate of the Secretary of the NEE Partners General Partner, dated as of February 8, 2020, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.

(i)    Certificate of the Secretary of the NEE Partners General Partner, the General Partner of NEE Partners, dated as of February 8, 2021, with respect to (i) the Partnership Agreement of NEE Partners, (ii) the certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(j)    Certificate of the Secretary of the NEE Partners General Partner, dated as of February 8, 2021, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.

(k)    Certificate of the Secretary of the NEE Partners General Partner, the General Partner of NEE Partners, dated as of the date hereof, with respect to (i) the Partnership Agreement of NEE Partners, (ii) the certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(l)    Certificate of the Secretary of the NEE Partners General Partner, dated as of the date hereof, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.